MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.         Two World Trade Center

LETTER TO THE SHAREHOLDERS March 31, 2000               New York, New York 10048

DEAR SHAREHOLDER:

During the six-month period ended March 31, 2000, interest rates primarily rose as the U.S. economy displayed considerable vigor and the unemployment rate fell to a low of 4 percent. Y2K concerns early in the period gradually abated, giving way to escalating business and consumer spending that culminated in a fourth-quarter 1999 GDP rate of 7.4 percent and projections for a strong first quarter in 2000. The ongoing technological revolution allowed productivity to soar and wages and salaries to outpace the still relatively tame inflation rate.

In this environment, the Federal Reserve Board remained vigilant, fighting the threat of inflation by raising the federal funds rate to 6.00 percent and intimating that further increases were to come. While long-term U.S. Treasury yields rose, the upward pressure was alleviated by expectations for a decrease in new Treasury note and bond sales because of the Treasury's burgeoning tax receipts and attendant growing budget surplus. On March 31, 2000, yields for five- and 30-year Treasuries were 6.32 percent and 5.84 percent, respectively, compared to 5.76 percent and 6.05 percent on September 30, 1999.

Corporate yields were less affected by supply factors than by stock market volatility and a general tiering of the market that valued liquidity at a particularly high premium. A flight to both quality and liquidity sent investors rushing for the safety of Treasuries. As a result, yield differentials between the two types of securities widened to near-historic levels, causing corporates to underperform Treasuries significantly.

PERFORMANCE

For the six-month period ended March 31, 2000, Morgan Stanley Dean Witter Income Securities produced a total return of 2.34 percent, based on a change in net asset value (NAV) and reinvestment of distributions. Based on a change in the Fund's market price on the New York Stock

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

Exchange (NYSE) and reinvestment of distributions, the Fund's total return for the period was -3.96 percent.

The Fund's return was reflective of the sharp rise in interest rates for corporate bonds over the period and the impact of rising rates on longer maturities. Throughout the period corporates represented more than 90 percent of the Fund's portfolio holdings. Among the Fund's best performing investments were its Yankee issues that on March 31 comprised slightly more than 10 percent of investable assets, up from 9.9 percent on September 30, 1999. Despite tumultuous markets, the Fund's investments in State of Israel, Republic of Korea, Dresdner Funding, Teleglobe and United Utilities all rose in market price from the end of the prior period. Several new credits purchased with proceeds from maturing Treasury notes also rose in value from their acquisition dates. These included Bank of Tokyo Mitsubishi, Sempra Energy, Service Corp., Liberty Media, and Vodafone Airtouch.

PORTFOLIO STRATEGY

The Fund's managers made no changes to the callable portion of the portfolio, which still comprises slightly less than 50 percent of the value of the Fund's investments. During the period, the portfolio's duration extended from 6.69 years to 7.48 years as expected maturities on callable holdings lengthened and maturing Treasury debt was reinvested, primarily in 10- and 30-year higher-yielding corporate bonds. On March 31, 2000 the portfolio's average maturity, adjusted for likely calls, was 16.53 years. Corporate bonds made up
96.76 percent of the Fund's holdings with U.S. government securities accounting for 3.15 percent. Less than 0.1 percent was held in money markets. The portfolio was diversified among 66 issues with an average coupon of 8.27 percent and an average quality rating of BBB. The largest increases in asset allocation were to Yankees and utilities, offsetting reductions to Treasuries.

LOOKING AHEAD

Despite efforts by the Fed to subdue economic growth by raising short-term interest rates, domestic production and consumer demand remain robust. Ongoing tight labor markets, insatiable consumer demand, and surging rates of productivity all suggest that further rate increases may be in store.

Until such time as interest rates check corporate profits and individuals' stock market gains, we can expect yields for fixed-income securities to rise. Given this investment environment, the Fund will look to take advantage of exceptional yield opportunities among corporates as cash becomes available from maturing debt. Should interim volatility serve to reduce yield differentials between corporate and U.S. government issues, we will look to once again increase the Fund's allocation to Treasuries.

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

We would like to remind you that the Directors have approved a procedure whereby the Fund may, when appropriate, repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. In accordance with this procedure, 283,900 shares of the Fund were purchased on the New York Stock Exchange over the six-month period ended March 31, 2000.

We appreciate your ongoing support of Morgan Stanley Dean Witter Income Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

RESULTS OF ANNUAL MEETING (UNAUDITED)

                             *         *         *

On December 21, 1999, an annual meeting of the Fund's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF DIRECTORS:

Michael Bozic
For.....................  9,524,687
Withheld................    146,495

Charles A. Fiumefreddo
For.....................  9,525,213
Withheld................    145,969

Edwin J. Garn
For.....................  9,516,764
Withheld................    154,418

Wayne E. Hedien
For.....................  9,529,025
Withheld................    142,157

Manuel H. Johnson
For.....................  9,529,186
Withheld................    141,996

Michael E. Nugent
For.....................  9,529,366
Withheld................    141,186

Philip J. Purcell
For.....................  9,529,053
Withheld................    142,129

John L. Schroeder
For.....................  9,523,305
Withheld................    147,877

(2) RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE FUND'S INDEPENDENT ACCOUNTANTS:

    For.....................................................  9,460,319
    Against.................................................     62,067
    Abstain.................................................    148,796

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

PORTFOLIO OF INVESTMENTS March 31, 2000 (unaudited)

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            CORPORATE BONDS (94.7%)
            Aerospace (2.6%)
 $5,000     Northrop Grumman Corp................   9.375%   10/15/24    $ 5,071,900
                                                                         -----------

            Airlines (2.6%)
  5,000     Delta Air Lines, Inc.................   9.30     01/02/10      5,147,250
                                                                         -----------

            Cable Television (4.8%)
  2,000     Liberty Media Group - 144A*..........   8.25     02/01/30      1,961,540
  7,450     Tele-Communications, Inc.............   8.75     02/15/23      7,540,592
                                                                         -----------
                                                                           9,502,132
                                                                         -----------
            Cellular Telephone (1.0%)
  2,000     Vodafone Airtouch PLC - 144A* (United
             Kingdom)............................   7.875    02/15/30      2,020,120
                                                                         -----------

            Construction/Agricultural
            Equipment/Trucks (0.9%)
  2,000     Cummins Engine Co., Inc..............   7.125    03/01/28      1,718,160
                                                                         -----------

            Department Stores (4.1%)
  5,597     May Department Stores Co.............   8.30     07/15/26      5,586,646
  2,800     Neiman Marcus Group Inc..............   7.125    06/01/28      2,399,152
                                                                         -----------
                                                                           7,985,798
                                                                         -----------
            Discount Chains (4.3%)
  5,800     Dayton Hudson Corp...................   8.50     12/01/22      5,877,662
  2,500     Kmart Corp...........................   9.35     01/02/20      2,529,600
                                                                         -----------
                                                                           8,407,262
                                                                         -----------
            Diversified Commercial Services
            (1.2%)
  2,350     Ikon Office Solutions, Inc...........   6.75     12/01/25      1,678,464
  1,000     Ikon Office Solutions, Inc...........   7.30     11/01/27        757,380
                                                                         -----------
                                                                           2,435,844
                                                                         -----------
            Diversified Financial Services (1.4%)
  3,000     Conseco, Inc.........................   6.80     06/15/05      2,714,460
                                                                         -----------

            Electric Utilities (9.3%)
  1,000     Cleveland Electric Illuminating Co.
             (Series B)..........................   9.50     05/15/05      1,020,860
  4,500     Commonwealth Edison Co...............   8.375    02/15/23      4,568,085
  3,000     Gulf States Utilities Co.............   8.94     01/01/22      3,046,830
  2,000     Louisiana Power & Light Co...........   8.75     03/01/26      2,025,120
  5,000     Niagara Mohawk Power Corp............   8.75     04/01/22      4,892,550
  3,000     United Utilities Corp. (United
            Kingdom).............................   6.875    08/15/28      2,557,110
                                                                         -----------
                                                                          18,110,555
                                                                         -----------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

PORTFOLIO OF INVESTMENTS March 31, 2000 (unaudited) continued


PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Electronic Production Equipment
            (2.1%)
 $4,500     Applied Materials, Inc...............   7.125%   10/15/17    $ 4,218,210
                                                                         -----------

            Finance Companies (2.6%)
  2,250     Capital One Financial Corp...........   7.125    08/01/08      2,048,220
  1,000     Ford Capital BV (Netherlands)........   9.50     07/01/01      1,023,920
  2,000     John Deere Capital Corp..............   8.625    08/01/19      2,009,680
                                                                         -----------
                                                                           5,081,820
                                                                         -----------
            Food Chains (0.9%)
  2,000     Kroger Co. - 144A*...................   7.70     06/01/29      1,853,120
                                                                         -----------

            Foreign Government Obligations (1.9%)
  3,000     Israel (State of)....................   7.25     12/15/28      2,693,970
  1,000     Republic of Korea (South Korea)......   8.875    04/15/08      1,055,520
                                                                         -----------
                                                                           3,749,490
                                                                         -----------
            Forest Products (5.1%)
  6,000     Georgia Pacific Co...................   9.625    03/15/22      6,299,100
  4,000     Noranda Forest, Inc. (Canada)........   6.875    11/15/05      3,812,000
                                                                         -----------
                                                                          10,111,100
                                                                         -----------
            Home Building (0.5%)
  2,000     Oakwood Homes Corp...................   8.125    03/01/09      1,040,000
                                                                         -----------

            Hospital/Nursing Management (0.4%)
  1,000     Columbia/HCA Healthcare Corp.........   7.19     11/15/15        815,510
                                                                         -----------

            International Banks (2.0%)
  1,000     Bank of Tokyo-Mitsubishi (Japan).....   8.40     04/15/10      1,013,320
  3,000     Dresdner Funding Trust I - 144A*.....   8.151    06/30/31      2,867,580
                                                                         -----------
                                                                           3,880,900
                                                                         -----------
            Life Insurance (1.8%)
  3,500     American General Corp................   9.625    07/15/00      3,524,395
                                                                         -----------

            Major Banks (4.2%)
  6,000     Continental Bank N.A.................  12.50     04/01/01      6,298,860
  2,000     First National Bank of Boston........   8.00     09/15/04      2,031,820
                                                                         -----------
                                                                           8,330,680
                                                                         -----------
            Major Chemicals (1.4%)
  3,200     Millennium America, Inc..............   7.625    11/15/26      2,686,560
                                                                         -----------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

PORTFOLIO OF INVESTMENTS March 31, 2000 (unaudited) continued


PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Major U.S. Telecommunications (6.2%)
 $7,000     AT&T Corp............................   8.625%   12/01/31    $ 7,113,260
  2,000     Sprint Capital Corp..................   6.875    11/15/28      1,796,380
  2,000     U.S. West Capital Funding, Inc.......   6.875    07/15/28      1,778,300
  1,500     WorldCom, Inc........................   6.95     08/15/28      1,379,610
                                                                         -----------
                                                                          12,067,550
                                                                         -----------
            Managed Health Care (0.8%)
  2,000     MedPartners, Inc.....................   7.375    10/01/06      1,620,000
                                                                         -----------

            Media Conglomerates (5.6%)
  3,000     News America Holdings, Inc...........   7.25     05/18/18      2,687,640
  2,900     News America Holdings, Inc...........   7.75     02/01/24      2,713,588
  3,000     Time Warner Entertainment Co.........   9.625    05/01/02      3,125,700
  2,500     Time Warner Entertainment Co.........   8.375    07/15/33      2,570,850
                                                                         -----------
                                                                          11,097,778
                                                                         -----------
            Motor Vehicles (3.9%)
  2,600     Ford Motor Co........................   8.875    11/15/22      2,743,208
  5,000     General Motors Corp..................   8.10     06/15/24      4,902,800
                                                                         -----------
                                                                           7,646,008
                                                                         -----------
            Multi-Line Insurance (1.7%)
  4,000     Provident Companies Inc..............   7.25     03/15/28      3,411,040
                                                                         -----------

            Natural Gas (0.5%)
  1,000     Sempra Energy Corp...................   7.95     03/01/10      1,015,130
                                                                         -----------

            Oil & Gas Production (2.6%)
  5,200     Lasmo (USA), Inc.....................   8.375    06/01/23      5,146,440
                                                                         -----------

            Oil Refining/Marketing (0.5%)
  1,000     Panhandle Eastern Corp...............   8.625    04/15/25      1,047,540
                                                                         -----------

            Oilfield Services/Equipment (1.3%)
  3,000     Petro Geo-Services ASA (Norway)......   7.125    03/30/28      2,625,570
                                                                         -----------

            Other Consumer Services (0.7%)
  1,500     Service Corp. International..........   6.375    10/01/00      1,410,000
                                                                         -----------

            Other Metals/Minerals (1.1%)
  2,250     Cyprus Amax Minerals Co..............   8.375    02/01/23      2,100,825
                                                                         -----------

            Other Specialty Stores (1.0%)
  2,000     Staples, Inc.........................   7.125    08/15/07      1,926,680
                                                                         -----------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

PORTFOLIO OF INVESTMENTS March 31, 2000 (unaudited) continued


PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Other Telecommunications (1.9%)
 $2,000     Frontier Corp........................   7.25 %   05/15/04    $ 1,828,580
  2,000     Teleglobe, Inc. (Canada).............   7.20     07/20/09      1,928,580
                                                                         -----------
                                                                           3,757,160
                                                                         -----------
            Packaged Foods (1.3%)
  3,000     Borden, Inc..........................   9.20     03/15/21      2,643,210
                                                                         -----------

            Paper (1.3%)
  3,000     Abitibi-Consolidated Inc. (Canada)...   7.50     04/01/28      2,617,200
                                                                         -----------

            Railroads (4.0%)
  3,500     Burlington Northern Santa Fe.........   6.875    12/01/27      3,089,660
  4,975     Union Pacific Corp...................   7.875    02/01/23      4,712,867
                                                                         -----------
                                                                           7,802,527
                                                                         -----------
            Specialty Chemicals (3.0%)
  5,000     Equistar Chemical LP.................   7.55     02/15/26      4,035,650
  2,000     Great Lakes Chemical Corp............   7.00     07/15/09      1,920,020
                                                                         -----------
                                                                           5,955,670
                                                                         -----------
            Tools/Hardware (2.2%)
  5,000     Toro Co..............................   7.80     06/15/27      4,332,450
                                                                         -----------

            TOTAL CORPORATE BONDS
            (Identified Cost $197,946,173)............................   186,628,044
                                                                         -----------

            U.S. GOVERNMENT OBLIGATIONS (3.1%)
  3,000     U.S. Treasury Note...................   8.50     11/15/00      3,039,090
  3,000     U.S. Treasury Note...................   7.75     02/15/01      3,034,080
                                                                         -----------

            TOTAL U.S. GOVERNMENT OBLIGATIONS
            (Identified Cost $6,230,468)..............................     6,073,170
                                                                         -----------
            SHORT-TERM INVESTMENT (0.1%)
            REPURCHASE AGREEMENT
    167     The Bank of New York (dated 03/31/00;
             proceeds $166,972) (a)
             (Identified Cost $166,944)..........   6.063    04/03/00        166,944
                                                                         -----------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

PORTFOLIO OF INVESTMENTS March 31, 2000 (unaudited) continued



                                                                         VALUE
----------------------------------------------------------------------------------
         TOTAL INVESTMENTS
         (Identified Cost $204,343,585) (b).................. 97.9%   $192,868,158


         OTHER ASSETS IN EXCESS OF LIABILITIES............     2.1       4,195,714
                                                             -----     -----------


         NET ASSETS.......................................   100.0%   $197,063,872
                                                             =====    ===========



---------------------
 *  Resale is restricted to qualified institutional investors.
(a) Collateralized by $168,667 U.S. Treasury Note 5.875% due 11/30/01 valued at $170,283.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,152,420 and the aggregate gross depreciation is $12,627,847, resulting in net unrealized depreciation of $11,475,427.

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2000 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $204,343,585).............................  $192,868,158
Interest receivable.........................................     4,476,016
Prepaid expenses and other assets...........................        23,319
                                                              ------------

    TOTAL ASSETS............................................   197,367,493
                                                              ------------

LIABILITIES:
Payable for:
    Capital stock repurchased...............................       102,291
    Investment management fee...............................        94,472
Accrued expenses and other payables.........................       106,858
                                                              ------------

    TOTAL LIABILITIES.......................................       303,621
                                                              ------------

    NET ASSETS..............................................  $197,063,872
                                                              ============

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $220,012,781
Net unrealized depreciation.................................   (11,475,427)
Accumulated undistributed net investment income.............       953,440
Accumulated net realized loss...............................   (12,426,922)
                                                              ------------

    NET ASSETS..............................................  $197,063,872
                                                              ============

NET ASSET VALUE PER SHARE,
 11,525,518 shares outstanding
 (15,000,000 shares authorized of $.01 par value)...........        $17.10
                                                              ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

STATEMENT OF OPERATIONS
For the six months ended March 31, 2000 (unaudited)

NET INVESTMENT INCOME:

INTEREST INCOME.............................................  $ 8,427,247
                                                              -----------

EXPENSES
Investment management fee...................................      502,852
Transfer agent fees and expenses............................       60,887
Professional fees...........................................       30,440
Shareholder reports and notices.............................       23,112
Registration fees...........................................        9,003
Custodian fees..............................................        7,570
Directors' fees and expenses................................        6,794
Other.......................................................        4,895
                                                              -----------

    TOTAL EXPENSES..........................................      645,553
                                                              -----------

    NET INVESTMENT INCOME...................................    7,781,694
                                                              -----------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss...........................................     (689,296)
Net change in unrealized depreciation.......................   (4,408,132)
                                                              -----------

    NET LOSS................................................   (5,097,428)
                                                              -----------

NET INCREASE................................................  $ 2,684,266
                                                              ===========

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

STATEMENT OF CHANGES IN NET ASSETS
                                                     FOR THE SIX
                                                     MONTHS ENDED    FOR THE YEAR
                                                      MARCH 31,          ENDED
                                                         2000       SEPTEMBER 30, 1999
--------------------------------------------------------------------------------------
                                                     (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income..............................  $ 7,781,694       $ 15,895,578
Net realized gain (loss)...........................     (689,296)           456,987
Net change in unrealized depreciation..............   (4,408,132)       (18,837,392)
                                                     ------------      ------------

    NET INCREASE (DECREASE)........................    2,684,266         (2,484,827)

Dividends from net investment income...............   (7,994,703)       (15,632,701)

Decrease from capital stock transactions...........   (4,407,497)          (683,300)
                                                     ------------      ------------

    NET DECREASE...................................   (9,717,934)       (18,800,828)

NET ASSETS:
Beginning of period................................  206,781,806        225,582,634
                                                     ------------      ------------

    END OF PERIOD
    (Including undistributed net investment income
    of $953,440 and $1,166,449, respectively)......  $197,063,872      $206,781,806
                                                     ============      ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

NOTES TO FINANCIAL STATEMENTS March 31, 2000 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Income Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide as high a level of current income as is consistent with prudent investment and, as a secondary objective, capital appreciation. The Fund commenced operations on April 6, 1973.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Directors. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

NOTES TO FINANCIAL STATEMENTS March 31, 2000 (unaudited) continued


based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's weekly net assets.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 2000 aggregated $17,043,881 and $20,259,934,

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

NOTES TO FINANCIAL STATEMENTS March 31, 2000 (unaudited) continued


respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $5,569,375 and $12,245,359, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent. At March 31, 2000, the Fund had transfer agent fees and expenses payable of approximately $4,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended March 31, 2000 included in Directors' fees and expenses in the Statement of Operations amounted to $2,921. At March 31, 2000, the Fund had an accrued pension liability of $52,432 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. CAPITAL STOCK

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, September 30, 1998.................................  11,850,218    118,500     233,770,906
Treasury shares purchased and retired (weighted average
 discount 5.32%)*...........................................     (40,800)      (408)       (682,892)
Reclassification due to permanent book/tax differences......          --         --      (8,785,828)
                                                              ----------   --------    ------------
Balance, September 30, 1999.................................  11,809,418   $118,092    $224,302,186
Treasury shares purchased and retired (weighted average
 discount 9.02%)*...........................................    (283,900)    (2,839)     (4,404,658)
                                                              ----------   --------    ------------
Balance, March 31, 2000.....................................  11,525,518   $115,253    $219,897,528
                                                              ==========   ========    ============

---------------------
* The Directors have voted to retire the shares purchased.

5. DIVIDENDS

On March 28, 2000, the Fund declared the following dividends from net investment income:

   AMOUNT        RECORD         PAYABLE
  PER SHARE       DATE            DATE
  ---------   -------------  --------------
    $0.11     April 7, 2000  April 20, 2000
    $0.11      May 5, 2000    May 19, 2000
    $0.11     June 9, 2000   June 23, 2000

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

NOTES TO FINANCIAL STATEMENTS March 31, 2000 (unaudited) continued


6. FEDERAL INCOME TAX STATUS

At September 30, 1999, the Fund had a net capital loss carryover of approximately $11,738,000 to offset future capital gains to the extent provided by regulations available through September 30 of the following years:

            AMOUNT IN THOUSANDS
-------------------------------------------
        2000              2003       2004
        ----            --------   --------
       $2,391            $6,713     $2,634
       ======            ======     ======

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                           FOR THE SIX               FOR THE YEAR ENDED SEPTEMBER 30,
                                                          MONTHS ENDED     -----------------------------------------------------
                                                         MARCH 31, 2000*     1999        1998       1997       1996       1995
--------------------------------------------------------------------------------------------------------------------------------
                                                           (unaudited)
SELECTED PER SHARE DATA:

Net asset value, beginning of period...................       $17.51         $19.04      $18.40    $ 17.42    $ 18.02     $16.93
                                                              ------         ------      ------    -------    -------     ------

Income (loss) from investment operations:
 Net investment income.................................         0.64           1.34        1.35       1.37       1.41       1.51
 Net realized and unrealized gain (loss)...............        (0.43)         (1.55)       0.60       0.91      (0.64)      1.08
                                                              ------         ------      ------    -------    -------     ------

Total income (loss) from investment operations.........         0.21          (0.21)       1.95       2.28       0.77       2.59
                                                              ------         ------      ------    -------    -------     ------

Less dividends and distributions from:
 Net investment income.................................        (0.66)         (1.32)      (1.32)     (1.32)     (1.14)     (1.49)
 Paid-in-capital.......................................           --             --          --         --      (0.24)     (0.01)
                                                              ------         ------      ------    -------    -------     ------

Total dividends and distributions......................        (0.66)         (1.32)      (1.32)     (1.32)     (1.38)     (1.50)
                                                              ------         ------      ------    -------    -------     ------

Anti-dilutive effect of acquiring treasury shares......         0.04             --        0.01       0.02       0.01         --
                                                              ------         ------      ------    -------    -------     ------

Net asset value, end of period.........................       $17.10         $17.51      $19.04    $ 18.40    $ 17.42     $18.02
                                                              ======         ======      ======    =======    =======     ======

Market value, end of period............................       $15.00         $16.31      $17.75    $16.688    $15.875     $16.25
                                                              ======         ======      ======    =======    =======     ======

TOTAL RETURN+..........................................        (3.96)%(1)     (1.04)%     14.75%     14.06%      6.39%      5.24%

RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................         0.64 %(2)      0.66%       0.65%      0.65%      0.65%      0.69%

Net investment income..................................         7.74 %(2)      7.39%       7.19%      7.69%      8.03%      8.75%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands................     $197,064       $206,782    $225,583   $219,759   $210,675   $219,892

Portfolio turnover rate................................            9 %(1)        38%         42%        63%        88%        50%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1) Not annualized.
(2) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

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

                      (This Page Intentionally Left Blank)

BOARD OF DIRECTORS
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Rochelle G. Siegel
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.


MORGAN STANLEY
DEAN WITTER
INCOME
SECURITIES INC.

Semiannual Report
March 31, 2000